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                                                                  Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To MedQuist Inc.:

As independent public accounts, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Form S-8 Registration Statements File Nos. 333-09541, 333-09543, 333-66447, Form S-4 Registration Statements File Nos. 333-57265, 333-066447, Form S-3
Registration Statement Nos. 333-58113, 333-69687.

                                                       /s/ Arthur Andersen LLP
                                                       -----------------------


Philadelphia, PA
     March 24, 1999